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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2012

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

Advance Auto Parts, Inc., (the “Company”) entered into the Fourth Supplemental Indenture, dated as of December 21, 2012 to the Indenture, dated as of April 29, 2010, among the Company, Advance Stores Company, Incorporated, the Company's wholly owned subsidiary (“Advance Stores”), certain of Advance Stores' domestic subsidiaries, and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Fourth Supplemental Indenture”), to acknowledge the addition of one of Advance Stores' domestic subsidiaries as a Subsidiary Guarantor under the Indenture related to the Company's 5.75% senior unsecured notes that were issued in April 2010 and 4.50% senior unsecured notes that were issued in January 2012. The above description of the Fourth Supplemental Indenture is not complete and is qualified in its entirety by the full text of the Fourth Supplemental Indenture, which is filed as Exhibit 4.5 to this Current Report on Form 8-K.

On May 27, 2011, the Company, as Guarantor, entered into a $750 million unsecured five-year revolving credit facility (the “2011 Credit Agreement”) with Advance Stores, as Borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The 2011 Credit Agreement is guaranteed by the Company and certain domestic subsidiaries of Advance Stores, including its Material Subsidiaries (as defined in the 2011 Credit Agreement) pursuant to the Guarantee Agreement (the "Guarantee Agreement") among the Company, Advance Stores, and its Material Subsidiaries in favor of the Agent for the lenders under the 2011 Credit Agreement. Pursuant to the Supplement No. 1 to Guarantee Agreement, dated as of December 21, 2012 (the “Supplement”), certain domestic subsidiaries of Advance Stores have been added as guarantors under the Guarantee Agreement. The above description of the Supplement is not complete and is qualified in its entirety by the full text of the Supplement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

4.1 (1)	Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2 (1)
First Supplemental Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3 (2)
Second Supplemental Indenture, dated as of May 27, 2011, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4 (3)
Third Supplemental Indenture, dated as of January 17, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.5
Fourth Supplemental Indenture, dated as of December 21, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Supplement No. 1 to Guarantee Agreement.
______________________________
(1) Incorporated by reference from the same numbered exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010.
(2) Incorporated by reference from Exhibit 10.45 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011.
(3) Incorporated by reference from Exhibit 4.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: December 21, 2012	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description

4.1 (1)	Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2 (1)
First Supplemental Indenture, dated as of April 29, 2010, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3 (2)
Second Supplemental Indenture, dated as of May 27, 2011, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.4 (3)
Third Supplemental Indenture, dated as of January 17, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

4.5
Fourth Supplemental Indenture, dated as of December 21, 2012, among Advance Auto Parts, Inc., each of the Subsidiary Guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee.

10.1	Supplement No. 1 to Guarantee Agreement.
______________________________
(1) Incorporated by reference from the same numbered exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010.
(2) Incorporated by reference from Exhibit 10.45 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2011.
(3) Incorporated by reference from Exhibit 4.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2012.